Exhibit 24.1

                         CONSENT AND POWER OF ATTORNEY
                         -----------------------------

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2004:

      Hereby acknowledges he has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2004, to be filed with the SEC ("Form 10-K"); and

      Hereby authorizes ROBERT J. INGATO and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

      Hereby constitutes and appoints ROBERT J. INGATO and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 28th day of February, 2005.

                                                       /s/ Jeffrey M. Peek
                                                       -------------------------
                                                       Jeffrey M. Peek

                          CONSENT AND POWER OF ATTORNEY
                          -----------------------------

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2004:

      Hereby acknowledges he has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2004, to be filed with the SEC ("Form 10-K"); and

      Hereby authorizes JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

      Hereby constitutes and appoints JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 28th day of February, 2005.

                                                       /s/ William A. Farlinger
                                                       -------------------------
                                                       William A. Farlinger

                          CONSENT AND POWER OF ATTORNEY
                          -----------------------------

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2004:

      Hereby acknowledges he has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2004, to be filed with the SEC ("Form 10-K"); and

      Hereby authorizes JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

      Hereby constitutes and appoints JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 3rd day of March, 2005.

                                                       /s/ Edward J. Kelly, III
                                                       -------------------------
                                                       Edward J. Kelly, III

                          CONSENT AND POWER OF ATTORNEY
                          -----------------------------

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2004:

      Hereby acknowledges she has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2004, to be filed with the SEC ("Form 10-K"); and

      Hereby authorizes JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

      Hereby constitutes and appoints JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, her true and lawful attorneys-in-fact and agents, for her and in her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the 28th day of February, 2005.

                                                       /s/ Marianne Miller Parrs
                                                       -------------------------
                                                       Marianne Miller Parrs

                          CONSENT AND POWER OF ATTORNEY
                          -----------------------------

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2004:

      Hereby acknowledges he has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2004, to be filed with the SEC ("Form 10-K"); and

      Hereby authorizes JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

      Hereby constitutes and appoints JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 25th day of February, 2005.

                                                       /s/ John R. Ryan
                                                       -------------------------
                                                       John R. Ryan

                          CONSENT AND POWER OF ATTORNEY
                          -----------------------------

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2004:

      Hereby acknowledges he has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2004, to be filed with the SEC ("Form 10-K"); and

      Hereby authorizes JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

      Hereby constitutes and appoints JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 28th day of February, 2005.

                                                       /s/ Peter J. Tobin
                                                       -------------------------
                                                       Peter J. Tobin

                          CONSENT AND POWER OF ATTORNEY
                          -----------------------------

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2004:

      Hereby acknowledges she has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2004, to be filed with the SEC ("Form 10-K"); and

      Hereby authorizes JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

      Hereby constitutes and appoints JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, her true and lawful attorneys-in-fact and agents, for her and in her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the 3rd day of March, 2005.

                                                       /s/ Lois M. Van Deusen
                                                       -------------------------
                                                       Lois M. Van Deusen

                          CONSENT AND POWER OF ATTORNEY
                          -----------------------------

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2004:

      Hereby acknowledges she has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2004, to be filed with the SEC ("Form 10-K"); and

      Hereby authorizes JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

      Hereby constitutes and appoints JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, her true and lawful attorneys-in-fact and agents, for her and in her name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 25th day of February, 2005.

                                                       /s/ Gary C. Butler
                                                       -------------------------
                                                       Gary C. Butler

                          CONSENT AND POWER OF ATTORNEY
                          -----------------------------

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of CIT GROUP INC., a Delaware corporation (the "Company"), which is about to file with the Securities and Exchange Commission ("SEC"), Washington, D.C., under the provisions of the Securities Act of 1934, as amended, an annual report on Form 10-K for the year ended December 31, 2004:

      Hereby acknowledges he has reviewed and approved copies of the Company's annual report on Form 10-K for the year ended December 31, 2004, to be filed with the SEC ("Form 10-K"); and

      Hereby authorizes JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, to execute, in the name and on behalf of the Company and on behalf of the Principal Executive Officer or Officers and/or the Principal Accounting Officer and/or any other Officer of the Company, the Form 10-K, and any and all amendments thereof, with power where appropriate to affix the corporate seal of the Company thereto and to attest to said seal, and to file such report, when so executed, including any exhibits required in connection therewith, with the SEC; and

      Hereby constitutes and appoints JEFFREY M. PEEK, ROBERT J. INGATO, and JAMES P. SHANAHAN, and each of them with full power to act without the others, his true and lawful attorneys-in-fact and agents, for him and in his name, place, and stead, in any and all capacities, to sign such Form 10-K and any and all amendments thereof, and to file such Form 10-K and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the SEC; and

      Hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person; and

      Hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 7th day of March, 2005.


                                                        /s/ Thomas H. Kean
                                                        ------------------
                                                          Thomas H. Kean